UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

PENN ENTERTAINMENT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Explanatory Note: On April 28, 2025, PENN Entertainment, Inc., a Pennsylvania corporation (“PENN”), filed with the U.S. Securities and Exchange Commission its Definitive Proxy Statement on Schedule 14A and a related proxy card (the “Original Proxy Card”) for PENN’s 2025 annual meeting of shareholders to be held on June 17, 2025. To update the mailing address for return of the proxy cards, PENN is providing a revised proxy card, which will be mailed to shareholders with the Proxy Statement instead of the Original Proxy Card.

PENN ENTERTAINMENT

C/O FIRST COAST RESULTS, INC.
SUITE 112
200 BUSINESS PARK CIRCLE
SAINT AUGUSTINE, FL 32095

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 16, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/PENN2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by PENN Entertainment, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 16, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return the entire card in the envelope provided, or if you have misplaced the envelope, mail to the return address shown in the upper left of this card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V74819-TBD

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

PENN ENTERTAINMENT, INC.

The Board of Directors recommends you vote FOR each of the nominees listed in proposal 1.

1. Election of two Class II directors to serve until the 2028 Annual Meeting of Shareholders and until their respective successors are elected and qualified to serve.

Nominees:	**For**	**Withhold**
1a. Carlos Ruisanchez	☐	☐
1b. Johnny Hartnett	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	**For**	**Against**	**Abstain**
2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the 2025 fiscal year.	☐	☐	☐
3. Approval, on an advisory basis, of the compensation paid to the Company's named executive officers.	☐	☐	☐
4. Approval of the second amendment to our 2022 Long-Term Incentive Compensation Plan.	☐	☐	☐

The Board of Directors recommends you vote AGAINST proposal 5.	**For**	**Against**	**Abstain**
5. Advisory vote on a shareholder proposal regarding commissioning of a report on the effects of a company-wide non-smoking policy.	☐	☐	☐

NOTE: At their discretion, the named proxy holders are authorized to consider and vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V74820-TBD Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. PENN ENTERTAINMENT, INC. ANNUAL MEETING OF SHAREHOLDERS, JUNE 17, 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The shareholder(s) whose signature(s) appear(s) on the reverse side of this Proxy Form hereby appoint(s) Jay A. Snowden and Christopher Rogers and each of them, as proxy holders, with full power of substitution, to vote on behalf of the shareholder(s) all of the shares of Common Stock of PENN Entertainment, Inc. (the "Company") which the shareholders would be entitled to vote if virtually present at the Annual Meeting of Shareholders thereof to be held on June 17, 2025 and at any and all postponements and adjournments thereof, upon the matters listed on the reverse side. Such meeting will be held at 10:00 a.m. ET on Tuesday, June 17, 2025, via live webcast on the Internet at www.virtualshareholdermeeting.com/PENN2025. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED HEREIN. IF NO SUCH DIRECTIONS ARE INDICATED, THE PROXIES WILL VOTE SHARES REPRESENTED BY THIS PROXY FOR EACH OF THE CLASS II DIRECTOR NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2 THROUGH 4, AGAINST PROPOSAL 5 AND WILL VOTE IN THEIR DISCRETION ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND AT ANY ADJOURNMENT OR POSTPONEMENT OF SUCH MEETING. PLEASE DATE AND SIGN ON THE OTHER SIDE AND RETURN THIS PROXY PROMPTLY.